UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2021

KALEYRA INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-38320	82-3027430
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Via Marco D’Aviano, 2 Milano MI, Italy 20131	20131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +39 02 288 5841

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KLR	NYSE American LLC
Warrants, at an exercise price of $11.50 per share of Common Stock	KLR WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The purpose of this report is to amend the Current Report on Form 8-K filed by Kaleyra, Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission on June 7, 2021 (the “Original Report”), which reported the completion of the acquisition of Vivial Inc. (“Vivial”), and the business owned by Vivial known as mGage, on June 1, 2021 (the “mGage Acquisition”). This Amendment No. 1 to the Original Report (“Amendment No. 1”) amends and supplements the disclosure to include the financial statements and information required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b). No other amendments to the Original Report are being made by this Amendment No. 1.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated balance sheets of Vivial Networks LLC (“Vivial Networks”) as of December 31, 2020 and 2019, the related consolidated statements of operations, other comprehensive income loss, shareholders’ equity, and cash flows for each of the years in the two-year period ended December 31, 2020, and the related notes thereto and report of independent registered public accounting firm, in the Final Proxy Statement/Prospectus filed with the U.S. Securities and Exchange Commission on May 10, 2021 in the section titled “INDEX TO FINANCIAL STATEMENTS— Vivial Networks LLC -Financial Statements” are incorporated herein by reference.

The Unaudited Interim Financial Statements of Vivial Networks as of March 31, 2021 and for the three months ended March 31, 2021 and 2020 are included in this Form 8-K/A as Exhibit 99.2 and are incorporated into this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information

The Unaudited Pro Forma Condensed Combined Balance Sheets of the Company and Vivial Networks as of March 31, 2021, and the Unaudited Pro Forma Combined Statements of Operations of the Company and Vivial Networks for the year ended December 31, 2020 and the Unaudited Pro Forma Condensed Combined Statements of Operations of the Company and Vivial Networks for the three months ended March 31, 2021, all giving pro forma effect to the mGage Acquisition, are included in this Form 8-K/A as Exhibit 99.3 and are incorporated into this Item 9.01(b) by reference.

(d)	Exhibits

The Exhibits filed as part of this Current Report on Form 8-K, as amended by this Amendment No. 1, are listed on the Exhibit Index immediately preceding such Exhibits, which Exhibit Index is incorporated herein by reference. Documents listed on such Exhibit Index, except for documents incorporated herein by reference, are attached hereto. Documents identified as incorporated herein by reference are not attached hereto and, pursuant to Rule 12b-32 under the Securities Exchange Act of 1934, as amended, reference is made to such documents as previously filed with the Securities and Exchange Commission.

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

Exhibit Number

99.2	Unaudited Consolidated Balance Sheet of Vivial Networks LLC for the Quarter Ended March 31, 2021, and Year Ended December 31, 2020, Statement of Changes in Member Equity for the Quarter Ended March 31, 2021, and Year Ended December 31, 2020, and Statements of Operations and Comprehensive Income and Cash Flow for the Quarters Ended March 31, 2021, and March 31, 2020.

99.3	Unaudited Pro Forma Condensed Combined Balance Sheets of the Company and Vivial Networks LLC as of March 31, 2021 and Unaudited Pro Forma Condensed Combined Statements of Operations of the Company and Vivial Networks LLC for the year ended December 31, 2020 and for the three months ended March 31, 2021, all giving pro forma effect to the Company’s acquisition of Vivial Networks LLC .

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2021

KAYELRA INC.

By:	/s/ Dario Calogero
Name:	Dario Calogero
Title:	Chief Executive Officer and President

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